Exhibit 32

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Douglas H. Yaeger, Chairman of the Board, President and Chief Executive Officer of The Laclede Group, Inc., hereby certify that

(a)

To the best of my knowledge, the accompanying report on Form 10-Q for the quarter ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(b)

To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the quarter ended March 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of The Laclede Group, Inc.

Date:	April 24, 2007	/s/ Douglas H. Yaeger
Douglas H. Yaeger
Chairman of the Board, President
and Chief Executive Officer

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Barry C. Cooper, Chief Financial Officer of The Laclede Group, Inc. hereby certify that

(a)

To the best of my knowledge, the accompanying report on Form 10-Q for the quarter ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(b)

To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the quarter ended March 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of The Laclede Group, Inc.

Date:	April 24, 2007	/s/ Barry C. Cooper
Barry C. Cooper
Chief Financial Officer

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Douglas H. Yaeger, Chairman of the Board, President and Chief Executive Officer of Laclede Gas Company, hereby certify that

(a)

To the best of my knowledge, the accompanying report on Form 10-Q for the quarter ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(b)

To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the quarter ended March 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of Laclede Gas Company.

Date:	April 24, 2007	/s/ Douglas H. Yaeger
Douglas H. Yaeger
Chairman of the Board, President
and Chief Executive Officer

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Barry C. Cooper, Chief Financial Officer of Laclede Gas Company, hereby certify that

(a)

To the best of my knowledge, the accompanying report on Form 10-Q for the quarter ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(b)

To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the quarter ended March 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of Laclede Gas Company.

Date:	April 24, 2007	/s/ Barry C. Cooper
Barry C. Cooper
Chief Financial Officer